WisdomTree Managed Futures Strategy Fund – WDTI (NYSE Arca Ticker)

SUMMARY PROSPECTUS – January 1, 2014

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, as well as other information about the Fund, online at www.wisdomtree.com/prospectus. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The Fund seeks to provide investors with positive total returns in rising or falling markets.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, there was no portfolio turnover rate for the Fund since the Fund invested in short-term securities with maturities less than or equal to 365 days, which are excluded from portfolio turnover calculations.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. The Fund is managed using a quantitative, rules-based strategy designed to provide returns that correspond to the performance of the Diversified Trends

WisdomTree Trust Prospectus	1

IndicatorTM (the “Benchmark”). The Benchmark is a widely used indicator designed to capture the economic benefit derived from rising or declining price trends in the markets for commodity, currency and U.S. Treasury futures.

The Benchmark and Fund consist of ten commodity sectors (Energy, Grains, Precious Metals, Industrial Metals, Livestock, Natural Gas, Coffee, Cocoa, Cotton, and Sugar) and eight financial sectors (the Australian dollar, British pound, Canadian dollar, euro, Japanese yen, Swiss franc, U.S. Treasury notes and U.S. Treasury bonds) (each, a “Sector”). When the Energy Sector is “long” (as described below), the Fund’s exposure will be weighted evenly between commodities and financials (approximately 50% each). When the Energy Sector is “flat” (as described below), the Fund’s exposure will be weighted approximately 60% to financials and approximately 40% to commodities. Subject to the above limitations, a “Base Weight” for each Sector is set depending on whether the Energy Sector is long or flat. Commodity sectors that have higher historical production levels, and financial sectors from countries with higher Gross Domestic Product (“GDP”), have a higher Base Weight in the Benchmark and Fund. The weight of each Sector fluctuates intra-month based on the return of each Sector, but each Sector is reset back to its Base Weight at the end of each month and year.

The Fund invests substantially all of its assets in a combination of commodity and currency-linked investments, U.S. government securities and money market instruments whose collective performance is designed to correspond to the performance of the Benchmark. The Fund’s commodity- and currency-linked investments generally are limited to investments in listed futures contracts, forward currency contracts and swap transactions that provide exposure to commodity and non-U.S. currency returns. The Fund will invest in listed U.S. Treasury futures and also may invest directly in U.S. Treasury notes and bonds. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund also may invest in structured notes based on commodities. The Fund does not invest directly in physical commodities.

The Fund attempts to capture the economic benefit derived from rising and declining trends based on the “moving average” price changes of commodity, currency and U.S. Treasury futures. In an attempt to capture these trends, the Fund’s investments are positioned as either “long” or “short” (with the exception of the Energy Sector). To be “long” means to hold or be exposed to a security or instrument with the expectation that its value will increase over time. To be “short” means to sell or be exposed to a security or instrument with the expectation that it will fall in value. On a monthly basis, each Sector’s returns are compared to its recent weighted moving average monthly returns. If the monthly return is higher than the moving average returns, the Sector is positioned as “long” throughout the following month. If the Sector’s returns are below its moving average returns, the Sector is positioned as “short” (with the exception of the Energy Sector, which would be “flat”). The Fund will benefit if it has a long position in a security or instrument that increases in value or a short position in a security or instrument that decreases in value. Conversely, the Fund will be adversely impacted if it holds a long position in a security or instrument that declines in value and a short position in a security or instrument that increases in value. The Energy Sector is positioned as either long or flat; it is never short. When the Energy Sector is flat, the Fund will not have any exposure to the Energy Sector and it will allocate a higher percentage of its investments to other Sectors within the Benchmark. The Fund generally does not make intra-month adjustments to its portfolio or the direction of its long and short positions. Although the Fund seeks returns comparable to the returns of the Benchmark, the Fund may have a higher or lower exposure to any Sector or component within the Benchmark at any time. The Fund will not hold more than 25% of its assets in any one industry. For these purposes, the components of the Benchmark (e.g., gold, crude oil) will be considered a separate industry. Neither the Fund nor the Benchmark is leveraged.

The Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in a subsidiary organized in the Cayman Islands (the “WisdomTree Subsidiary”). The WisdomTree Subsidiary is wholly-owned and controlled by the Fund. The Fund’s investment in the WisdomTree Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Fund’s investment in the WisdomTree Subsidiary is intended to provide the Fund with exposure to commodity returns while enabling the Fund to satisfy source-of-income requirements that apply to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the WisdomTree Subsidiary.

WisdomTree Trust Prospectus	2

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity and currency-linked instruments, as well as U.S. government securities and money market instruments, that taken together have economic characteristics similar or equivalent to those of the listed commodity, currency and financial futures contracts described herein. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus, titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.” The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objective.

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of commodities, currencies, fixed income securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Benchmark Risk. The Benchmark is entirely model-based. As market dynamics shift over time, the model may become outdated or inaccurate. The Benchmark and the Fund will take both long and short positions and should not be used as proxies for taking long-only positions. The Benchmark and Fund could lose significant value during periods when long-only indexes rise. Similarly, the Benchmark and Fund are not a substitute for short-only positions. The Benchmark does not make intra-month adjustments. As a result, the Fund generally will not make intra-month adjustments to the positions it established at the end of the prior month. As a result, the Benchmark and Fund are subject to substantial losses if the market moves against the established positions on an intra-month basis. The Benchmark is based on historical price trends. There can be no assurance that such trends will be reflected in future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, the Benchmark and the Fund may suffer significant losses. The Benchmark is based on the price of futures contracts. Futures contracts reflect the expected future value of a commodity, currency or Treasury security. The Benchmark and Fund do not reflect “spot” prices. Spot prices reflect immediate delivery value, not expected future value.

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Cash Redemption Risk. The Fund’s investment strategy will require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used exclusively. Additionally, the realization of foreign exchange losses through security sales can impact income distributions paid by the Fund.

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Commodity Risk. The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. The prices of commodities and commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on the Fund.

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Counterparty Risk. The Fund bears the risk that the counterparty to a derivative or other contract with a third party may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties.

WisdomTree Trust Prospectus	3

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Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause it to default or become unable to pay interest or principal due or otherwise fail to perform. The Fund cannot collect interest and principal payments on a security or instrument if the issuer defaults. While the Fund attempts to limit credit exposure in a manner consistent with its investment objective, the value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio investments.

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Currency Exchange Rate Risk. The Fund currently invests a relatively large percentage of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Derivatives Risk. The Fund may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates and other factors, such as perception of an issuer’s creditworthiness.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

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Liquidity Risk. The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

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Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

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Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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Portfolio Turnover Risk. The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

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Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

WisdomTree Trust Prospectus	4

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Short Sales Risk. The Fund may engage in “short sale” transactions. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. The Fund also may enter into a short derivative position through a futures contract, swap agreement, structured note, or short positions on currency forwards. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

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Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the WisdomTree Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

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Tax Risk. The Fund expects to obtain exposure to the commodities markets by entering into commodity-linked derivative instruments, such as listed futures contracts. In order for the Fund to qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. Income from certain commodity-linked derivative instruments in which the Fund invests may not be considered qualifying income. The Fund will seek to limit such income so as to qualify as a regulated investment company. The Fund intends to invest in such commodity-linked derivative instruments indirectly through the WisdomTree Subsidiary. Failure to comply with the requirements for qualification as a regulated investment company would have significant negative tax consequences to Fund shareholders.

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Volatility Risk. The Fund and its underlying Benchmark are designed to capture the long-term economic benefits of rising or declining market trends. Frequent or significant short-term price movements could adversely impact the performance of the Benchmark and the Fund.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The table also shows how the Fund’s performance compares to the Diversified Trends Indicator, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2013 was 2.82%.

WisdomTree Trust Prospectus	5

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	2.04%	3Q/2012
Lowest Return	(7.96)%	2Q/2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2012

WisdomTree Managed Futures Strategy Fund	1 Year	Since Inception (1-5-2011)
Return Before Taxes Based on NAV	(11.02)%	(9.62)%
Return After Taxes on Distributions	(11.02)%	(9.78)%
Return After Taxes on Distributions and Sale of Fund Shares	(7.16)%	(8.15)%
Diversified Trends Indicator (Reflects no deduction for fees, expenses or taxes)	(9.98)%	(8.54)%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as the investment adviser to the Fund. Mellon Capital Management Corporation serves as the sub-adviser to the Fund.

Portfolio Managers

Vassilis Dagioglu, a Managing Director, Asset Allocation group, has been a portfolio manager of the Fund since its inception.

James Stavena, a Managing Director, Asset Allocation group, has been a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as the NYSE Arca, Inc., and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for money market securities and/or cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus	6

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WIS-WDTI-SUM-0114